T. Rowe Price Summit Municipal Intermediate Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2024, as supplemented

Effective November 1, 2024, the fee table and expense example in the Summary Prospectus and Section 1 of the Prospectus are revised as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses below are annualized based on the fees and expenses for the six month period ended April 30, 2024. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class		I Class		Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—		—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.27	% [b]	0.27	% [b]	0.27	% [b]

Distribution and service (12b-1) fees	—		—		0.25

Other expenses	0.14		0.01		0.20

Total annual fund operating expenses	0.41		0.28		0.72

Fee waiver/expense reimbursement	(0.01)[c]		—		(0.07)[c]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.40	[c]	0.28	[c]	0.65	[c]

[a]	Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.
[b]	Restated to reflect current fees.
[c]

T. Rowe Price Associates, Inc., has contractually agreed to permanently waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and with respect to any class other than the Investor Class, 12b-1 fees) that would cause each class’ ratio of expenses to average daily net assets to exceed 0.40%. The agreement may only be terminated with approval by the fund’s shareholders. Fees waived and expenses paid under this agreement (or, with respect to the I Class, a separate agreement limiting I Class Operating Expenses) and any prior applicable limitations are subject to reimbursement to T. Rowe Price Associates, Inc., by the applicable class whenever the class’ expense ratio is below 0.40% (excluding interest; expenses related to borrowing, taxes, and brokerage; nonrecurring, extraordinary expenses; and with respect to the Advisor Class, 12b-1 fees). However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the class’ expense ratio (after the reimbursement is taken into account) to exceed the class’ current expense limitation.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$41	$128	$224	$505
I Class	29	90	157	356
Advisor Class	66	208	362	810

In Section 2 of the Prospectus, the first and second paragraphs under “The Management Fee” are revised as follows:

The fund pays T. Rowe Price an annual investment management fee of 0.27% based on the fund’s average daily net assets. The fund calculates and accrues the fee daily. Prior to November 1, 2024, the fund paid a management fee consisting of an “individual fund fee” component and a “group fee” component, which was calculated daily based on the combined net assets of most T. Rowe Price Funds. For the fiscal six month period ended April 30, 2024, the group fee rate was 0.28%. The fund’s individual fund fee rate, also applied to the fund’s average daily net assets, was 0.08%.

The date of this supplement is October 25, 2024.

F83-042 10/25/24